                                  MGI FUNDS(TM)

                                SUPPLEMENT TO THE
                               CLASS Y PROSPECTUS
                               DATED JULY 31, 2006

                 The date of this Supplement is October 12, 2006

The  following  change is made in the  Prospectus of the Class Y-1, Y-2, and Y-3
Shares of MGI Funds:

In the section entitled "Selecting an Appropriate Share Class," the bullet point containing a description of the eligibility requirements for purchasers of Class
Y-3 shares  located on page 45 of the  Prospectus is deleted in its entirety and replaced with the following:

o    Minimum  Purchase or  Eligibility  Requirements:  Must have entered into an
     Investment Management Agreement with the Advisor or its affiliates, or have invested at least $350 million in the Funds (excluding Defined Contribution
     Plans).  The MGI  Collective  Trust,  discretionary  investment  management clients  of the  Advisor  or its  affiliates  prior to June 30,  2005,  and retirement or other benefit plans of the Advisor and any of its  affiliates also may invest in Class Y-3 shares. Please consult the Advisor.